Exhibit 99.1

Independent Accountant’s Report
on Applying Agreed-Upon Procedures

Byrider Holding Corp.
12802 Hamilton Crossing Blvd.
Carmel, IN 46032

And

Deutsche Bank Securities Inc.
60 Wall St., Fifth Floor
New York, NY 10005-2836

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by Byrider Holding Corp., referred to herein as the “Company” or “Responsible Party,” and Deutsche Bank Securities Inc., together “Specified Parties” or “You,” on certain records and transactions of the Company for the purpose of comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile receivables-backed notes issued by CarNow Auto Receivables Trust 2020-1 in accordance with the Confidential Offering Memorandum (“Proposed Transaction”). The Company’s management is responsible for certain records and transactions related to the retail installment contracts for the purpose of assisting the Specified Parties in comparing the specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile receivables-backed notes.  The sufficiency of these procedures is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

If a party not previously outlined has obtained, or has access to, this report without having executed an agreement with RSM US LLP wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Parties”), that Non-Specified Parties cannot:

(i)	Rely upon this report, and any use of this report by that Non-Specified Parties is its sole responsibility and at its sole and exclusive risk;

(ii)	Acquire any rights or claims against RSM US LLP, and RSM US LLP assumes no duties or obligations to such Non-Specified Parties.

Non-Specified Parties may not disclose or distribute this report or any of the report’s contents to any other party (including, but not limited to, electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchanges Act of 1934).

The procedures we performed and the associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purposes of this report:

(i)
The computer generated Loan Data Files provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction shall be herein referred to as the “Loan Data File”;

(ii)	The fields in the Loan Data File shall be herein referred to as “Specified Attributes.”

On June 5, 2020, the Specified Parties provided us with the Loan Data File containing 12,171 individual customer loans, herein referred to as the “Underlying Assets,” which management represented was the entire population of the Underlying Assets in the Proposed Transaction.

On June 5, 2020, the Specified Parties provided us with a list of 207 individual customer loans from the Underlying Assets, referred to as the “Sample,” and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the arrangement letter dated March 11, 2020, on the Sample. From June 11, 2020, through June 18, 2020, the Company provided us with certain documentation (the “Source Documents” as listed in the attached Exhibit A) related to the respective 207 individual customer loans. For the Sample provided by Deutsche Bank Securities Inc., we compared the Specified Attributes listed in Exhibit A set forth on the Loan Data File to the corresponding Source Documents and found them to be in agreement.

We recalculated the Scheduled Contract Maturity Date (Specified Attribute 9 in Exhibit A) based on the term of the retail installment contract set forth on the Loan Data File and the due date of the first scheduled principal and interest payment set forth on the Loan Data File and compared our recalculation to the Source Document without exception.

We did not perform any procedures with respect to the Specified Attributes relating to the Underlying Assets as set forth on the attached Exhibit B.

In addition to the procedures described above, for each of the items in the Sample, we agreed each customer’s A.R.E score and the number of times the customer was more than 30-plus days delinquent at the end of the month from the Loan Data File to the Company’s Discover loan system. See the attached Exhibit C.

Finally, we observed the presence of or inspected or compared the following for the Sample:

•	Presence of signed credit application, electronic copy
•	Presence of certificate of title or title application, electronic copy
•
Compared the name of legal owner from the retail installment contract to the name on a copy of vehicle title, if a copy of vehicle title was present in the file. If a copy of vehicle title was not included in the customer file, compared the name of legal owner from the retail installment contract to a copy of title application

•	Inspected the lien holder on the vehicle title was CarNow Acceptance Corp. or abbreviation of CarNow Acceptance Corp.
•	Presence of agreement to provide insurance
•	Inspected the deferred down payment receivable listing provided to us from the Company and noted that each customer’s deferred down payment had a zero balance from the listing provided
•	Compared the vehicle mileage listed in the Loan Data File to the odometer disclosure statement or retail installment contract if included on the contract

No exceptions were noted.

The Contracts and Contract Files described above, including any information obtained from the indicated systems, and any other related documents used in support of the Specified Attributes were provided to us by representatives of the Company (collectively referred to hereinafter as the Receivable Documents). We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data-imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the Sample.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•
Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to You.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.
•	Addressing the value of collateral securing the assets being securitized.
•	Addressing the physical existence or ownership of the assets being securitized.
•	Addressing the compliance of the originator of the assets with federal, state and local laws and regulations.
•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.
•
Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.
•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the Proposed Transaction.
•	Substantiating compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.
•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, RSM US LLP should not be regarded as having in any way warranted or given assurance to the items noted above.

We should not be regarded as having in any way warranted or given any assurance as to whether or not the information included in the Loan Data File or any other source document is sufficient to comply with any applicable laws and regulations, including, but not limited to, Regulation AB of the Securities and Exchange Commission. We did not perform any procedures to determine whether the Responsible Party or the sponsor of the Proposed Transaction is in compliance with any applicable laws and regulations including but not limited to Regulation AB of the Securities and Exchange Commission.

With respect to any terms or requirements of the Loan Data File that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the specified agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Loan Data File.

The procedures listed in this report should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Proposed Transaction.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to You.

This report is intended solely for the information and use of the Board of Directors of Byrider Holding Corp. and Deutsche Bank Securities Inc., and is not intended to be and should not be used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.
Las Vegas, Nevada
June 23, 2020

Exhibit A
Specified Attributes and Source Documents

Exhibit B
Specified Attributes Provided by the Company

Below is a list of additional Specified Attributes included in the Loan Data File provided to us by the Company. These Specified Attributes were not compared to source documents as part of our due diligence procedures.

Underlying Assets	Specified Attributes
Individual customer loans	Contract year
	Contract month
	Location ID
	Loan number
	Deferred down payment paid
	Deferred down payment term
	Deferred down payment less than or equal to 30 days
	Deferred down payment greater than or equal to 30 days
	Cash down amount
	Trade-in allowance amount
	Monthly payment amount
	Number of customers on contract
	Contract count
	Vehicle actual cash value
	Finance charge amount
	Vehicle category
	Reconditioning amount
	Vehicle purchase amount
	Risk level final
	Risk level CNAC
	Risk level CNAC preliminary
	Service agreement fee amount
	Credit insurance fee amount
	Disability insurance fee amount
	GAP fee amount
	Application date
	Customer zip code
	Months in home
	Customer state code

Exhibit B (Continued)

Underlying Assets	Specified Attributes
Individual customer loans	Employment status
	Total monthly income
	Buyer net income
	EquifaxScore_Beacon
	ExperianScore_FICO
	TUScore_Empirica
	ACH start date
	ACH end date
	Current balance amount
	Current days late
	Due date changes
	Total regular payments paid amount
	Last payment date
	Last payment amount paid
	Future payments
	Number 30 days late
	Bankruptcy indicator
	Repo indicator
	Sales line code
	Term months
	New converted score
	Tranche
	Scoring engine code
	Phantom tier
	Electronic signature indicator
	Score number
	File location

Exhibit C
Schedule of 207 Underlying Assets

Exhibit C (Continued)

Exhibit C (Continued)

Exhibit C (Continued)